Filed Pursuant to Rule 424(b)(3)

SEC File #333-237642

Prospectus Supplement

Dated April 11, 2023 (to Prospectus dated November 15, 2022)

1st FRANKLIN FINANCIAL CORPORATION

This Prospectus Supplement is part of, and should be read in conjunction with, the Prospectus dated November 15, 2022.

This Prospectus Supplement includes the annual report to investors filed as Exhibit 13 to the Annual Report on Form 10-K for the year ended December 31, 2022 of 1st Franklin Financial Corporation, filed with the Securities and Exchange Commission on April 11, 2023.